SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2000


                            One Valley Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


West Virginia                        0-10042                 55-0609408
(State or other              (Commission File Number)        (I.R.S.
jurisdiction of                                              Employer
incorporation or                                             Identification No.)
organization)

               One Valley Square, Charleston, West Virginia 25326
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (304) 348-7000
              (Registrant's telephone number, including area code)

                                 Not applicable


Item 5. Other Events.

     On April 19, 2000, One Valley Bancorp, Inc., a West Virginia corporation (the "Registrant"), issued the following press release:

   News Release

For Release April 19, 2000

Contact: Laurance G. Jones

(304) 348-7062                                                         ONEVALLEY
                                                                         BANCORP

                           ONE VALLEY BANCORP REPORTS
                         EARNINGS FOR THE FIRST QUARTER

     One Valley Bancorp, Inc. (NYSE:OV), a $6.5 billion bank holding company, reported earnings of $20.6 million for the first quarter of 2000, a 3.1% increase over the $19.9 million earned during the same period of 1999. Similarly, diluted net income per share rose 7.0% to $0.61 from the $0.57 earned in the first quarter of 1999. The increase in earnings for the first quarter was mainly due to an 11.7% increase in non-interest income while net interest income increased by 1.9%.

     The return on average equity (ROE) for 2000 improved to 14.35%, up from the 13.44% reported for 1999, while the return on average assets (ROA) dropped to 1.29% from the 1.34% reported in the first quarter of 1999.

     Non-interest income, excluding securities transactions, rose to $18.2 million for the first quarter of 2000, an 11.7% increase over the $16.3 million reported for the first quarter of 1999. The growth in non-interest income was primarily the result of a 10.6% increase in Trust income, a 31.5% increase in credit/debit card revenue, a 53.2% increase in retail investment product revenue and $1.4 million of additional insurance revenues from the January 2000 purchase of Carson Insurance Agency. The increased revenue was partially offset with a decline in real estate loan processing fees resulting from lower mortgage activity associated with higher interest rates.

     Net interest income for the first quarter of 2000 rose 1.9% to $58.9 million compared with $57.9 million earned during the same period in 1999. For the first quarter of 2000, average-earning assets increased 7.0%, primarily due to a 9.1% increase in average loans outstanding, while average interest bearing liabilities increased 9.4%, primarily in long-term borrowings. One Valley's net interest margin for the first quarter of 2000 dropped to 4.13% from the 4.33% reported for the same time period in 1999. The decrease in margin is primarily due to a greater increase in the cost of funds on short-term and long-term borrowings as a result of the recent increases in interest rates by the Federal Reserve. However, when compared to the fourth quarter 1999, the net interest margin rose 7 basis points from 4.06% to 4.13%.

     During this period of growth, One Valley continued to emphasize asset quality. The non-performing asset ratio at March 31, 2000 remained consistent at 0.24% compared to the first quarter of 1999, while loans past due over 90 days to total loans dropped to 0.11% compared to the 0.13% reported one year ago. Net charge-offs for the quarter declined to 0.14% of average total loans, the lowest quarterly ratio since June 1998. These ratios are among the best in One Valley's peer group of bank holding companies.

     Due to the strong growth in non-interest income, One Valley's net operating costs declined by 3.0% versus the first quarter of 1999. The resulting net overhead ratio also improved to 1.71% from 1.89% in 1999. Non-interest expense increased by 2.6% during the quarter primarily due to increased salary and employee benefit costs. All other major categories of expenses were flat or declined compared to the same quarter of 1999.

     On February 6, 2000, One Valley and BB&T Corporation executed an Agreement and Plan Reorganization providing for the merger of BB&T and One Valley, with BB&T surviving the merger and thereby acquiring One Valley's bank and non-bank subsidiaries. Pursuant to the Plan, One Valley shareholders would receive 1.28 shares of BB&T stock in exchange for each share of One Valley. The merger remains subject to the satisfaction of certain conditions including shareholder and regulatory approval.

     J. Holmes Morrison, President and Chief Executive Officer of One Valley, said "We are pleased with our first quarter earnings and will continue to provide quality service to our customers, employees, and owners."

     One Valley Bancorp has 9 affiliate banks that operate 123 locations -- seventy-six of which are located in West Virginia and forty seven in Virginia. Additional financial data on One Valley Bancorp follows.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
(Unaudited in thousands, except per share data)


                                                          For The Three Months
                                                             Ended March 31
                                                           2000          1999     Change
FOR THE PERIOD
Net Interest Income ............................      $    58,935    $    57,855    1.87 %
Net Income .....................................           20,559         19,943    3.09

PER COMMON SHARE
Net Income:
     Basic .......................................... $      0.61    $      0.58    5.17 %
     Diluted ........................................        0.61           0.57    7.02
Cash Dividends ......................................        0.26           0.24    8.33
Book Value ..........................................       17.05          17.00    0.29

FINANCIAL RATIOS
Return On Assets ....................................        1.29 %         1.34%
Return On Equity ....................................       14.35          13.44

DAILY AVERAGES
Total Assets ........................................ $ 6,373,126    $ 5,932,882    7.42 %
Loans, Net ..........................................   4,337,022      3,976,104    9.08
Total Earning Assets ................................   5,946,129      5,554,905    7.04
Deposits ............................................   4,578,152      4,507,952    1.56
Shareholders' Equity ................................     573,249        593,755   (3.45)

AT PERIOD END
Total Assets ........................................ $ 6,473,452    $ 5,973,919    8.36%
Loans, Net ..........................................   4,369,612      4,032,441    8.36
Total Earning Assets ................................   6,052,256      5,582,582    8.41
Deposits ............................................   4,639,846      4,552,861    1.91
Shareholders' Equity ................................     574,195        580,820   (1.14)

LOAN QUALITY RATIOS
Allowance for Loan Losses as a % of Total Loans .....        1.25           1.29
Loans Past Due Over 90 Days as a % of Total Loans ...        0.11           0.13
Non-Performing Assets as a % of Total Loans .........        0.24           0.24
Non-Performing Assets as a % of Total Assets ........        0.16           0.16


--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------
ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
(Unaudited in thousands)


                                                                       March 31       December 31      March 31
                                                                         2000             1999           1999
ASSETS
Cash and Due From Banks .........................................    $   158,280     $   214,535     $   157,688
Interest Bearing Deposits With Other Banks ......................          3,672           5,720           2,601
Federal Funds Sold ..............................................        168,000         185,590               0
                                                                     -----------     -----------     -----------
   Cash and Cash Equivalents ....................................        329,952         405,845         160,289
Securities
   Available-for-Sale, at fair value ............................      1,228,560       1,288,853       1,271,366
   Held-to-Maturity (Estimated Fair Value,
   March 31, 2000 - $275,972; December 31, 1999-$278,792;
   March 31, 1999 - $282,896) ...................................        282,412         286,330         276,174
Loans
   Total Loans ..................................................      4,424,862       4,391,626       4,085,086
   Less: Allowance For Loan Losses ..............................         55,250          54,156          52,645
                                                                     -----------     -----------     -----------
   Net Loans ....................................................      4,369,612       4,337,470       4,032,441
Premises & Equipment - Net ......................................         98,297          99,661         102,505
Other Assets ....................................................        164,619         164,902         131,144
                                                                     -----------     -----------     -----------
   Total Assets .................................................    $ 6,473,452     $ 6,583,061     $ 5,973,919
                                                                     ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
   Non-interest Bearing .........................................    $   589,190     $   553,370     $   567,385
   Interest Bearing..............................................      4,050,656       4,020,065       3,985,476
                                                                     -----------     -----------     -----------
   Total Deposits ...............................................      4,639,846       4,573,435       4,552,861
Short-term Borrowings
   Federal Funds Purchased ......................................         28,876          12,662         119,281
   Repurchase Agreements and Other Borrowings ...................        570,132         837,608         608,199
                                                                     -----------     -----------     -----------
   Total Short-term Borrowings ..................................        599,008         850,270         727,480
Long-term Borrowings ............................................        590,532         541,824          54,512
Other Liabilities ...............................................         69,871          58,803          58,246
                                                                     -----------     -----------     -----------
   Total Liabilities ............................................      5,899,257       6,024,332       5,393,099
Shareholders' Equity:
   Preferred Stock-$10 par value; 1,000,000 shares authorized but none issued
   Common Stock-$10 par value; 70,000,000 shares authorized,
      Issued 39,700,758 shares at March 31, 2000;
      39,449,061 shares at December 31, 1999;
      39,221,327 shares at March 31, 1999 .......................        397,008         394,491         392,213
   Capital Surplus ..............................................        101,198          96,817          94,412
   Retained Earnings ............................................        259,199         247,394         211,908
   Accumulated Other Comprehensive Income .......................        (27,511)        (24,274)            556
      Treasury Stock - 6,022,746 shares at March 31, 2000
      and December 31, 1999; 5,048,046 shares
      at March 31, 1999; at cost ................................       (155,699)       (155,699)       (118,269)
                                                                     -----------     -----------     -----------
      Total Shareholders' Equity ................................        574,195         558,729         580,820
                                                                     -----------     -----------     -----------
      Total Liabilities and Shareholders' Equity ................    $ 6,473,452     $ 6,583,061     $ 5,973,919
                                                                     ===========     ===========     ===========

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------
ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
(Unaudited in thousands, except per share data)

                                                                       For the Three Months
                                                                           Ended March 31
                                                                        2000           1999
INTEREST INCOME
  Interest and Fees on Loans
    Taxable ....................................................     $   89,600     $   81,768
    Tax-Exempt .................................................            998            676
                                                                     ----------     ----------
       Total ...................................................         90,598         82,444
  Interest on Investment Securities
    Taxable ....................................................         20,851         20,049
    Tax-Exempt .................................................          3,419          3,339
                                                                     ----------     ----------
       Total ...................................................         24,270         23,388
  Other Interest Income ........................................            688            134
                                                                     ----------     ----------
       Total Interest Income ...................................        115,556        105,966

INTEREST EXPENSE
  Deposits .....................................................         40,667         39,201
  Short-term Borrowings ........................................          7,572          8,277
  Long-term Borrowings .........................................          8,382            633
                                                                     ----------     ----------
       Total Interest Expense ..................................         56,621         48,111

Net Interest Income ............................................         58,935         57,855
Provision for Loan Losses ......................................          2,653          2,116
                                                                     ----------     ----------
Net Interest Income
  After Provision For Loan Losses ..............................         56,282         55,739

OTHER INCOME
  Trust Department Income ......................................          3,569          3,227
  Service Charges on Deposit Accounts ..........................          4,947          4,773
  Real Estate Loan Processing & Servicing Fees .................            976          1,902
  Other Service Charges and Fees ...............................          7,159          4,535
  Other Operating Income .......................................          1,508          1,817
  Securities Transactions ......................................              5            403
                                                                     ----------     ----------
       Total Other Income ......................................         18,164         16,657

OTHER EXPENSES
  Salaries and Employee Benefits ...............................         23,047         21,925
  Occupancy Expense - Net ......................................          2,299          2,284
  Equipment Expenses ...........................................          3,021          3,059
  Outside Data Processing ......................................          2,581          2,525
  Other Operating Expenses .....................................         12,702         12,748
                                                                     ----------     ----------
       Total Other Expenses ....................................         43,650         42,541
                                                                     ----------     ----------
Income Before Taxes ............................................         30,796         29,855
Applicable Income Taxes ........................................         10,237          9,912
                                                                     ----------     ----------

NET INCOME .....................................................     $   20,559     $   19,943
                                                                     ==========     ==========

NET INCOME PER SHARE
  Basic ........................................................     $     0.61     $     0.58
  Diluted ......................................................           0.61           0.57
Average Shares Outstanding (in thousands)
  Basic                                                                  33,654         34,569
  Diluted                                                                33,890         34,940

--------------------------------------------------------------------------------
ANALYSIS OF LOAN LOSSES AND NON-PERFORMING ASSETS
--------------------------------------------------------------------------------
ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
(Unaudited in thousands)


                                                          For the Three Months
                                                              Ended March 31
                                                           2000          1999

ALLOWANCE FOR LOAN LOSSES
   Balance, Beginning of Period....................... $    54,156  $    52,272
   Loan Losses........................................       2,038        2,236
   Loan Recoveries....................................         479          493
                                                       -----------  -----------
      Net Charge-offs.................................       1,559        1,743
   Provision For Loan Losses..........................       2,653        2,116
                                                       -----------  -----------
   Balance, End of Period............................. $    55,250  $    52,645
                                                       ===========  ===========

Total Loans, End of Period............................ $ 4,424,862  $ 4,085,086
Allowance For Loan Losses As a % of Total Loans.......        1.25%        1.29%
                                                       ===========  ===========

NON-PERFORMING ASSETS AT QUARTER END
   Non-Accrual Loans.................................. $     9,360  $     8,519
   Foreclosed Properties..............................       1,051        1,171
                                                       -----------  -----------
   Total Non-Performing Assets........................ $    10,411  $     9,690
                                                       ===========  ===========
Non-Performing Assets As a % of Total Loans...........        0.24%        0.24%

Loans Past Due Over 90 Days........................... $     4,954  $     5,249
Loans Past Due Over 90 Days As a % of Total Loans             0.11%        0.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSOLIDATED AVERAGE BALANCE SHEETS
--------------------------------------------------------------------------------
ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
(Unaudited in thousands)

                                                                               Three Months Ended March 31
                                                                       2000                           1999
                                                                AMOUNT      YIELD/RATE        AMOUNT        YIELD/RATE


ASSETS
Loans
  Taxable ................................................    $4,325,328       8.32%        $3,984,124         8.29%
  Tax-Exempt .............................................        66,697       9.26             44,856         9.40
                                                              ----------                    ----------
    Total ................................................     4,392,025       8.33          4,028,980         8.30
  Less:  Allowance for Losses ............................        55,003                        52,876
                                                              ----------                    ----------
    Net Loans ............................................     4,337,022       8.44          3,976,104         8.41
Securities
  Taxable ................................................     1,292,273       6.45          1,304,919         6.15
  Tax-Exempt .............................................       266,949       7.88            262,807         7.82
                                                              ----------                    ----------
    Total ................................................     1,559,222       6.70          1,567,726         6.43
Federal Funds Sold & Other ...............................        49,885       5.55             11,075         4.91
                                                              ----------                    ----------
  Total Earning Assets ...................................     5,946,129       7.96%         5,554,905         7.84%
Other Assets .............................................       426,997                       377,977
                                                              ----------                    ----------
  Total Assets ...........................................    $6,373,126                    $5,932,882
                                                              ==========                    ==========
LIABILITIES AND EQUITY
Interest Bearing Liabilities
  Deposits ...............................................    $4,023,343       4.07%        $3,965,195         4.01%
  Short-term Borrowings ..................................       606,969       5.02            734,717         4.57
  Long-term Borrowings ...................................       557,372       6.05             43,766         5.87
                                                              ----------                    ----------
    Total Interest
      Bearing Liabilities ................................     5,187,684       4.39          4,743,678         4.11
Non-interest Bearing Deposits ............................       554,809                       542,757
Other Liabilities ........................................        57,384                        52,692
                                                              ----------                    ----------
  Total Liabilities ......................................     5,799,877                     5,339,127
Shareholders' Equity .....................................       573,249                       593,755
                                                              ----------                    ----------
  Total Liabilities & Equity .............................    $6,373,126                    $5,932,882
                                                              ==========                    ==========
Interest Income To Earning Assets ........................                     7.96                            7.84
Interest Expense To Earning Assets .......................                     3.83                            3.51
                                                                               ----                            ----
Net Interest Margin ......................................                     4.13%                           4.33%
                                                                               ====                            ====

Note:  Yields are computed on a fully taxable equivalent basis using the rate of 35%.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ONE VALLEY BANCORP, INC.


Dated: May 9, 2000                       BY: /s/ Laurance G. Jones
       -----------                          ------------------------------------
                                                 Laurance G. Jones
                                                 (Executive Vice President and
                                                   Chief Financial Officer)